              Countrywide Revolving Home Equity Loan Trust 2004-C

                         Statement to Certificateholders

                                December 15 2004

        DISTRIBUTION IN DOLLARS
         ORIGINAL            PRIOR                                                                                    CURRENT
         FACE                PRINCIPAL                                                        REALIZED    DEFERRED    PRINCIPAL
CLASS    VALUE               BALANCE          PRINCIPAL       INTEREST          TOTAL         LOSSES      INTEREST    BALANCE
A        1,054,900,000.00    866,907,208.89   37,646,395.66   1,668,796.38    39,315,192.04      0.00       0.00     829,260,813.23
TOTALS   1,054,900,000.00    866,907,208.89   37,646,395.66   1,668,796.38    39,315,192.04      0.00       0.00     829,260,813.23

    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                                PASS-THROUGH RATES
                     PRIOR                                                           CURRENT                     CURRENT
                     PRINCIPAL                                                       PRINCIPAL       CLASS       PASS THRU
 CLASS    CUSIP      FACTOR           PRINCIPAL       INTEREST         TOTAL         FACTOR                      RATE
A        1266715Y8    821.79088908    35.68717003     1.58194746      37.26911749    786.10371905      A         2.310000 %
TOTALS                821.79088908    35.68717003     1.58194746      37.26911749    786.10371905

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Steven  Charles
JPMorgan Chase Bank, N.A.  - ITS - Global Debt
JPM, 227 W. Monroe , 26th Floor
Chicago, Illinois 60606
Tel: (312) 267-5023
Fax: (312) 267-5213
Email: steven.charles@chase.com

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                December 15 2004

Investor Floating Allocation Percentage                                                                                  99.34837 %

Investor Distribution Amount                                                                                          39,315,192.04
Note Interest                                                                                                          1,668,796.38
Note Rate                                                                                                                2.310000 %
Note Interest not payable, due to insufficient Investor Interest Collections                                                   0.00
Unpaid Investor Interest Shortfall                                                                                             0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Investor Interest Shortfall                                                                             0.00
Remaining Unpaid Investor Interest Shortfall                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              2,902,414.09
Scheduled Principal Collections Payment Amount                                                                        34,743,981.57
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Prinipal Distributed                                                                                            37,646,395.66

Unreimbursed Investor Loss Reduction Amounts                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed                                                                                            0.00
Basis Risk Carryforward Remaining                                                                                              0.00

Servicing Fee                                                                                                            363,580.53
Accrued and Unpaid Servicing Fees from Prior Periods                                                                           0.00

Note Principal Balance (before distributions)                                                                        866,907,208.89

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                December 15 2004

Note Principal Balance (after distributions)                                                                         829,260,813.23
Note Factor                                                                                                             0.7861037 %

Asset Balance of Mortgage Loans:                                                                                     837,659,816.91

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                December 15 2004

        Delinquent Mortgage Loans
                  Group Totals
                                                    Principal
                 Category           Number           Balance        Percentage
                 1 Month             115        3,636,198.19           0.44 %
                 2 Month              34        1,850,747.70           0.22 %
                 3 Month              62        2,700,239.02           0.33 %
                  Total              211        8,187,184.91           0.99 %
       * Delinquent Buckets include Bankruptcies, Foreclosures or REO Properties

        Bankruptcies
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                     41         1,107,348.22             0.13 %

        Foreclosures
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                    6              256,373.95             0.03 %

        REO Properties
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                    2               33,000.00             0.00 %

Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                December 15 2004

Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                            15
Principal Balance                                                                                                        442,682.70

Subordinated Transferor Collections                                                                                    5,686,062.87

Overcollateralization Step-Down Amount                                                                                         0.00
Available Transferor Subordinated Amount                                                                               5,686,062.87
Required Transferor Subordinated Amount                                                                               11,603,900.00
Interest Collections(non-investor)                                                                                        30,693.42
Transferor Principal Collections                                                                                      11,721,048.49

Mortgage Loans for which the Mortgage Loan File was not delivered to the
Indenture Trustee within 30 days of the Closing File
Number                                                                                                                         0.00
Balance                                                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                December 15 2004

I. CASH RECONCILIATION
Net Interest Collections - per Servicer Report                                                                         4,710,267.29
Principal Collections - per Servicer Report                                                                           46,465,030.06
Residual Advance                                                                                                               0.00
Cash released from Additional Loan Account                                                                                     0.00
Insured Payment                                                                                                                0.00
Total Deposit to Collection Account                                                                                   51,175,297.35

II. DISTRIBUTION SUMMARY
Premium to Credit Enhancer                                                                                               108,363.40
Fannie Mae Guarantee Fee                                                                                                       0.00
Investor Certificate Interest and Unpaid Investor Certificate Interest                                                 1,668,796.38
Unreimbursed Credit Enhancement Draw Amounts                                                                                   0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                           0.00
Basis Risk Carryforward                                                                                                        0.00
Class A Investor Certificate Principal Distributed                                                                    37,646,395.66
Transferor Interest Distributed                                                                                           30,693.42
Transferor Principal Distributed                                                                                      11,721,048.49
Total Distributions                                                                                                   51,175,297.35

III. BALANCE RECONCILIATION
Loan Group Beginning Balance                                                                                         872,593,271.76
Loan Group Ending Balance                                                                                            837,659,816.91
Change in Balance                                                                                                     34,933,454.85
Principal Collections                                                                                                 46,465,030.06
Liquidation Loss Amount                                                                                                 -189,473.28
Additional Balances                                                                                                   11,721,048.49
Balance Check                                                                                                                  0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                December 15 2004

OTHER INFORMATION
Transferor Principal Balance (Beginning)                                                                               5,686,062.87
Transferor Principal Balance (Ending)                                                                                  8,399,003.68
Investor Fixed Allocation Percentage                                                                                       100.00 %

Interest Received                                                                                                      5,073,847.82
Net Liquidation Proceeds (Allocable to Interest)                                                                               0.00
Insurance Proceeds (Allocable to Interest)                                                                                     0.00
Servicer Optional Advance (Allocable to Interest)                                                                              0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                      0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                        0.00
Residual Advance                                                                                                               0.00
Total Interest                                                                                                         5,073,847.82
Investor Interest Collections                                                                                             46,795.74

Begining Balance                                                                                                     872,593,271.76
Principal Collections                                                                                                 45,944,250.59
Net Liquidation Proceeds (Alloc. to Principal)                                                                                 0.00
Insurance Proceeds (Alloc. to Principal)                                                                                       0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                        0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                          0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                              520,779.47
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                     0.00
Investor Principal Collections                                                                                        46,465,030.06
Total Principal                                                                                                       46,465,030.06
Additional Balances                                                                                                   11,721,048.49
Ending Principal Balance                                                                                             837,849,290.19
Total Collections                                                                                                     51,175,297.35
Alternative Principal Payment                                                                                         34,743,981.57

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                December 15 2004

Loans Average Daily Balance                                                                                          870,325,302.09

Weighted Average Loan Rate                                                                                                6.78000 %
Weighted Average Net Loan Rate                                                                                            6.13000 %

Excess Interest                                                                                                                0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                December 15 2004

LOAN MODIFICATION SUMMARY
Loans with Senior Lien Balance Modification(CLTV<80%)-current                                                            291,581.90
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                       1,224,490.90
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                           0.12 %

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                          174,076.81
Loans with Senior Lien Balance Modification(CLTV>80%) - cumulative                                                     4,127,511.49
Loans with Senior Lien Balance Modification(CLTV>80%) - % of Initial                                                         0.40 %

Loans with Credit Limit Modification - current                                                                           656,350.00
Loans with Credit Limit Modification - cumulative                                                                      6,245,457.05
Loans with Credit Limit Modification - % of Initial                                                                          0.60 %

Loans with Gross Margin Modification - current                                                                           513,903.35
Loans with Gross Margin Modification - cumulative                                                                      3,642,637.60
Loans with Gross Margin Modification - % of Initial                                                                          0.35 %

CREDIT ENHANCER INFORMATION
Amount due to Credit Enhancer from Prepayment Shortfall                                                                        0.00
FGIC Surety Bond in force?                                                                                                     0.00
Credit Enhancement Draw Amount                                                                                                 0.00
Guaranteed Distribution                                                                                                        0.00
Credit Enhancement Premium                                                                                               108,363.40
Guaranteed Principal Payment Amount                                                                                            0.00
Spread Rate                                                                                                                3.8200 %
Excess Spread Rate                                                                                                         3.8200 %
Rolling three month Excess Spread Percentage                                                                               3.9334 %
Required Subordinated Percentage                                                                                             1.10 %
Balance used for Required Subordinated Amount                                                                       Initial Balance
Initial Subordinated Amount                                                                                         (15,814,343.00)

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                December 15 2004

Can Required Transferor Subordinated Amount be Reduced?                                                                          NO
Has a Rapid Amortization Event occurred?                                                                                         NO
Cause of Rapid Amortization Event.                                                                                               NA
Has an Event of Servicing Termination occurred?                                                                                  NO
Cause of Event of Servicing Termination.                                                                                         NA

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.